PER SHARE RESULTS	9 Months Ended
Sep. 30, 2013
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

NOTE B — PER SHARE RESULTS

Basic net income per share is computed based upon the weighted average number of shares of common stock outstanding during the period. Diluted net income per share includes the dilutive effect of stock options outstanding during the period. At September 30, 2013 and 2012 there were 278,659 and 369,182 anti-dilutive options outstanding for each three month period, and 308,909 and 371,593 anti-dilutive options for each nine month period, respectively.
	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Weighted average shares used for basic net income per share	6,921,352	6,913,636	6,917,958	6,892,946
Effect of dilutive stock options	2,790	449	1,549	118
Weighted average shares used for diluted net income per share	6,924,142	6,914,085	6,919,507	6,893,064